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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549



                                   FORM 8-K


                            CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT:  OCTOBER 5, 1998
                       (DATE OF EARLIEST EVENT REPORTED)


                            GOLDEN SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER


                                CALIFORNIA
               (State of Other Jurisdiction of Incorporation)


0-22698                                                         95-4021568
(Commission File Number)                                      (I.R.S. Employer
                                                             Identification No.)


                              2125-C MADERA ROAD
                             SIMI VALLEY, CA 93065
                    (Address of principal executive offices)
                                (805) 582-4400
              (Registrant's telephone number, including area code)


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ITEM 4.CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On October 5, 1998, Registrant received the written resignation of Arthur Andersen LLP, as auditors of Registrant, effective immediately.

For each of the fiscal years ended March 31, 1996 and March 31, 1997, the accountant's report on the financial statements was qualified as to the uncertainty of the Registrant to continue as a going concern. This uncertainty was based on (1) the Registrant's default on payments due lenders in the amount of $8,306,000, (2) Indian Customs and Department of Revenue Intelligence allegations and investigations that could lead to additional duty and penalties against the Registrant's Indian subsidiary in the amount of $8.4 million and possible penal action, (3) continuing significant losses from operations, which resulted in a shareholder deficit of $14.2 million at March 31, 1997 and (4) a lack of a viable source of financing, other than from a related party.

Because of the resignation of the Registrant's former auditors, the Registrant engaged Farber & Hass LLP, as its new independent accountants. This engagement for the audit of the financial statements for the fiscal year ended March 31, 1998, was effective October 8, 1998.

The Audit Committee of the Board of Directors of the Registrant has been advised of the former accountant resignation and has approved the engagement of the new independent accountant, Farber & Hass LLP, on October 8, 1998.

During the Company's two most recent audited fiscal years ended March 31, 1997, and through October 5, 1998, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

ITEM 7.FINANCIAL STATEMENTS AND EXHIBITS

       (a)  Financial statements of business acquired.
            Not applicable.

       (b)  Pro forma financial information.
            Not applicable.

       (c)  Exhibits.
            (16)Letter from Arthur Andersen LLP to the Securities and
                Exchange Commission dated October 8, 1998.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    Golden Systems, Inc.
                                             ---------------------------
                                                    (Registrant)



Date October 9, 1998                         By  /s/ Jawahar L. Tandon
     ---------------                             -----------------------
                                                 Jawahar L. Tandon
                                                 Chief Executive Officer